SECURITIES AND EXCHANGE
                                   COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) March 10, 2003
                                                         ---------------
                                  -------------


                                   QT 5, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        0-25022              72-7148906
 -------------------------------  -----------------------   -------------------
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
  Incorporation Or Organization)                             Identification No.)

                       5655 Lindero Canyon Road, Suite 120
                       Westlake Village, California 91362
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (818) 338-1510
                                 ---------------

           -----------------------------------------------------------


Item 5.  Other Events and Regulation FD Disclosure.


On March 10, 2003, QT 5, Inc., issued a press release announcing the establishment of a medical and regulatory advisory board to its Board of Directors. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

Exhibits:

99.1     Press Release dated March 10, 2003.

SIGNATURE:

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                             QT 5, Inc.
                                            (Registrant)

Date:  March 10, 2003                     /s/ STEVEN REDER
                                             -----------------------
                                             Steven Reder, President


EXHIBIT INDEX.

         The following is a complete list of exhibits filed as a part of this Current Report on Form 8-K:

         Exhibit No.       Document
         -----------       --------

99.1                                    Press Release dated March 10, 2003.